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                  NEW ENGLAND ELECTRIC COMPANIES
        EXECUTIVE RETIREES HEALTH AND LIFE INSURANCE PLAN



























                                   Established January 1, 1990
                                   Amended and Restated January 1, 1996


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                   NEW ENGLAND ELECTRIC SYSTEM
        EXECUTIVE RETIREES HEALTH AND LIFE INSURANCE PLAN

                        TABLE OF CONTENTS

ARTICLE                                                               PAGE

ARTICLE I - INTRODUCTION
     1.01.  Purpose of Plan. . . . . . . . . . . . . . . . . . . . . . .   1
     1.02.  Plan Status. . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II - DEFINITIONS
     2.01.  Executive Employee.. . . . . . . . . . . . . . . . . . . . .   2
     2.02.  Eligible Employee. . . . . . . . . . . . . . . . . . . . . .   2
     2.03.  NEES Companies Retirees Health and Life Insurance Plan.. . .   2
     2.04.  Participant. . . . . . . . . . . . . . . . . . . . . . . . .   2
     2.05.  Plan. . . . . . . . . . . . . . . . . . . . . . .  . . . . .   2
     2.06.  Plan Date. . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE III - PARTICIPATION
     3.01.  Eligibility. . . . . . . . . . . . . . . . . . . . . . . . .   2
     3.02.  Commencement of Participation. . . . . . . . . . . . . . . .   3
     3.03.  Cessation of Participation.. . . . . . . . . . . . . . . . .   3
     3.04.  Reinstatement of Former Participant. . . . . . . . . . . . .   3

ARTICLE IV - HEALTHCARE COVERAGE AND CONTRIBUTION
     4.01.  Coverage.. . . . . . . . . . . . . . . . . . . . . . . . . .   3
     4.02.  Description of Benefits. . . . . . . . . . . . . . . . . . .   4
     4.03.  Participant Contribution.. . . . . . . . . . . . . . . . . .   5
     4.04.  Employer Contribution. . . . . . . . . . . . . . . . . . . .   5

ARTICLE V - LIFE INSURANCE COVERAGE
     5.01.  Coverage.. . . . . . . . . . . . . . . . . . . . . . . . . .   5

ARTICLE VI - FUNDING
     6.01.  Funding. . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     6.02   Limitation of Employer Liability.. . . . . . . . . . . . . .   6

ARTICLE VII - AMENDMENT AND TERMINATION OF PLAN
     7.01.  Amendment and Termination of Plan. . . . . . . . . . . . . .   6

ARTICLE VIII - MISCELLANEOUS
     8.01.  Incorporation of Provisions by Reference.. . . . . . . . . .   7
     8.02.  Forfeiture of Benefits.. . . . . . . . . . . . . . . . . . .   7

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        EXECUTIVE RETIREES HEALTH AND LIFE INSURANCE PLAN


ARTICLE I - INTRODUCTION

     1.01. Purpose of Plan. The purpose of this amended and restated Plan is to (1) provide postretirement health care benefits under the Medical Contracts and Medigap Contracts maintained by the Employers for certain retired Executive Employees and their Eligible Dependents (2) to provide reimbursement of Medicare Part B premiums to eligible Executive Employees and their Spouses, and (3) to provide life insurance coverage to eligible Executive Employees, as more fully described herein.

     1.02. Plan Status. This written Plan document is intended to comply with all relevant provisions of the Code and ERISA and is to be interrupted in a manner consistent with the requirements of such laws including, but not limited to, Sections 601 through 609 of ERISA and Section 4980B of the Code. The Plan shall consist of this document, the Medical Contracts, the Medigap Contracts, the Insurance Contracts, and the plan document for the NEES Companies Retirees Health and Life Insurance Plan. The provisions of the Medical Contracts that are applicable to retired Employees, the provisions of the Medigap Contracts, the provisions of the Life Insurance Contracts, and applicable provision of the NEES Companies Retiree Health and Life Insurance Plan, are incorporated by reference into this Plan document.

ARTICLE II - DEFINITIONS

     The definitions contained in the NEES Companies Retirees Health and Life Insurance Plan I, as amended from time to time, are hereby incorporated by reference into this Plan. In addition, the following terms have the meanings set forth below unless otherwise required by the context. In the event of a conflict between a definition found in the NEES Companies Retirees Health and Life Insurance Plan and one contained in this Plan, the definition found in this Plan shall control.

     2.01. Executive Employee means any person, in the employ of an Employer, who qualified for participation in the New England Electric Companies Executive Supplemental Retirement Plan I on December 31, 1995, and who on the date of his or her termination of employment is qualified for participation in the New England Electric Companies Executive Supplemental Retirement Plan I.

     2.02. Eligible Employee means an Executive Employee who meets the eligibility criteria set forth under Section 3.01(a) or (b).

     2.03. NEES Companies Retirees Health and Life Insurance Plan means the New England Electric System Companies Retirees Health and Life Insurance Plan I, as amended from time to time.

     2.04. Participant means any individual who participates in the Plan in accordance with Article III.

     2.05. Plan means the New England Electric Companies Executive Retirees Health and Life Insurance Plan as set forth herein, together with any and all amendments hereto.

     2.06.  Plan Date means January 1, 1994.

ARTICLE III - PARTICIPATION

     3.01.  Eligibility.
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         (a)   A retired Executive Employee who, as of the Plan Date, was receiving benefits under the Plan shall continue to participate in the Plan, for purposes of receiving postretirement health care and life insurance benefits, beginning on the Plan Date.

         (b) An Executive Employee who, on or after the Plan Date, has a termination of employment, and, at the time is at least age 50 shall be eligible to participate in the Plan, for purposes of receiving postretirement health care and life insurance benefits, commencing at Retirement.

         (c) An Eligible Dependent will be eligible to participate in this Plan, for purposes of receiving health care benefits, upon the Eligible Employee's death.

     3.02. Commencement of Participation. An individual will become a Participant on the later of: (a) the Plan Date or (b) the first day of the month following the date he or she becomes an Eligible Employee.

     3.03. Cessation of Participation. A Participant will cease to be a Participant as of the earlier of:

         (a)   the date on which the Plan terminates; or

         (b) the date on which the Participant ceases to be eligible to participate under Section 3.01.

     3.04. Reinstatement of Former Participant. A former Participant who is rehired by an Employer will become a Participant again if and when he or she meets the eligibility requirements of Section 3.01 and shall receive postretirement medical benefits in an amount no less than those the Participant was receiving immediately prior to discontinuing participation in the Plan.

ARTICLE IV - HEALTHCARE COVERAGE AND CONTRIBUTION

     4.01. Coverage. A Participant's postretirement health care coverage under this Plan shall be as follows:

         (a) If a Participant is under age 65, such Participant will be covered by the Medical Contract coverage he or she was enrolled in immediately before his or her termination of employment (or if the Participant becomes eligible under Section 3.01(c), such Participant will be covered by the Medical Contract coverage the Participant was enrolled in before such Eligible Employee's death) or such other Medical Contract coverage as may be elected by the Participant pursuant to the annual open enrollment procedure for active Employees.

         (b) If a Participant is age 65 or older, in addition to Medicare coverage to which he or she is entitled, the Participant will also be covered by the Medigap Contract coverage elected by such Participant and will receive such Medicare Part B premium reimbursement as described in
     Section 4.03 hereof.

     To the extent permitted under the provisions of the Medical Contracts and the Medigap Contracts, a Participant may also elect coverage under such contracts for Eligible Dependents. Notwithstanding the foregoing, with respect to an Eligible Employee and/or Eligible Dependent, no postretirement medical benefits will be provided under this Plan prior to the earlier of (i) the Eligible Employee's Retirement or (ii) the Eligible Employee's death.
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     4.02.  Description of Benefits.  The Medicare Part B premium reimbursement benefit is described in Section 4.03 hereof. The types and amounts of postretirement benefits available under each Medical Contract and Medigap Contract, the requirements for participating in such contracts, and the other terms and conditions of coverage and benefits under such contracts are as set forth in the respective contracts and in any documents that constitute (or are incorporated by reference) in such contracts. The postretirement benefit descriptions in such contracts, as in effect from time to time, are hereby incorporated by reference into this Plan.

     4.03. Participant Contribution. The Participant shall not make any monthly contribution and shall receive full reimbursement of the monthly Medicare Part B premiums for such Participant and, if applicable, Spouse.

     If a Participant became eligible under Section 3.01(c), the Eligible Dependent Participant shall not make any monthly contribution and shall receive full reimbursement of the monthly Medicare Part B premium.

     4.04. Employer Contribution. The respective Employers shall pay, on a monthly basis, the full cost of postretirement medical coverage provided under the Medical Contracts and the Medigap Contracts, and (ii) the applicable Medicare Part B premium reimbursement.

ARTICLE V - LIFE INSURANCE COVERAGE

     5.01. Coverage. If the Participant is not provided life insurance pursuant to an agreement with his or her Employer, the Participant will, upon Retirement, receive basic life insurance coverage in the amount provided by the Employer (exclusive of any individual life insurance program provided under contract with an Employer) immediately prior to his or her termination of employment, which amount shall be reduced 2% a month until it reaches the greater of:

         (i)   $7,500; or

         (ii) 25% of the amount of coverage provided by the Participant's Employer to the Participant upon the earlier to occur of the Participant attaining age 65 or the Participant's last day of employment prior to Retirement.

ARTICLE VI - FUNDING

     6.01. Funding. The Employers may, in their sole discretion, establish any form of funding method(s) for the Plan including, but not limited to, the payment of postretirement benefits from an Employer's general assets or purchasing one or more group insurance contracts or HMO contracts to provide for all or a portion of the postretirement benefits provided under the Plan (excluding reimbursement of Medicare Part B premiums).

     6.02 Limitation of Employer Liability. With respect to any prepaid or any insured portion of the Plan, liability for providing postretirement benefits under such portion of the Plan and the applicable prepaid or insured Medical Contracts, Medigap Contracts, or Life Insurance Contracts shall be solely that of the insurance company, Blue Cross - Blue Shield organization, or health maintenance organization issuing the applicable prepaid or insured Medical Contracts, Medigap Contracts, or Life Insurance Contracts. The respective Employers shall have no liability for any postretirement benefits due, or alleged to be due, under any such applicable prepaid or insured Medical Contract, Medigap Contract, or Life Insurance Contract.

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ARTICLE VII - AMENDMENT AND TERMINATION OF PLAN

     7.01. Amendment and Termination of Plan. The power to amend the terms of this Plan document, in whole or in part, or to terminate the Plan shall be vested in the Compensation Committee of the Board, which shall have the sole discretion to make all amendments to the terms of this Plan document (including, but not limited to, the time for and amounts of Participant contributions), or to terminate the Plan; provided, however, no amendment or discontinuance in any manner adverse to a Participant or an Executive Employee with respect to benefits offered under the Plan may be made for three years following a Change in Control or a Major Transaction.

ARTICLE VIII - MISCELLANEOUS

     8.01.  Incorporation of Provisions by Reference.   All of the
provisions contained in Article VI, Administration of Plan, and Article IX, Miscellaneous Provisions, of the NEES Companies Retirees Health and Life Insurance Plan, as amended from time to time, are hereby incorporated into this Plan by reference.

     8.02.  Forfeiture of Benefits.    A Participant will forfeit his or her
future benefits under the Plan at the time that a forfeiture of benefits under the New England Electric Companies Executive Supplemental Retirement Plan I occurs.


                                /s/ George M. Sage
                                ______________________________________
                                Chairman of the Compensation Committee